UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009 (March 31, 2009)

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported on its Current Report on Form 8-K dated March 31, 2009, the merger of Graystone Financial Corp., Lancaster, Pennsylvania (“Graystone”) with and into the Registrant was consummated pursuant to the terms of the Agreement and Plan of Merger between Graystone and the Registrant dated as of November 12, 2008 (the “Merger Agreement”), effective at 12:01 a.m. on March 31, 2009. Additionally, the Registrant’s wholly-owned subsidiary, The First National Bank of Greencastle, Greencastle, Pennsylvania, merged with and into Graystone’s wholly-owned subsidiary, Graystone Bank, under the title “Graystone Tower Bank,” effective at 12:02 a.m. on March 31, 2009. As a result of the foregoing transactions, Graystone Tower Bank, a Pennsylvania-chartered bank, is the wholly-owned subsidiary of the Registrant. This Amendment No. 1 to Form 8-K is being filed to provide the following updated information required by Item 9.01 of Form 8-K with respect to the foregoing transaction: (a) the audited consolidated financial statements of Graystone for the year ended December 31, 2008; and (b) unaudited condensed combined pro forma financial information for Tower Bancorp, Inc. (“Tower”) for the year ended December 31, 2008.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The consolidated balance sheets of Graystone Financial Corp. as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2008 and 2007 with independent registered public accountant’s report thereon, are filed as Exhibit 99.2 to this Amendment No. 1 to Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2008 and unaudited pro forma condensed combined statement of operations of the Registrant for the year ended December 31, 2008 are filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Beard Miller Company LLP, Independent Registered Public Accountants.

99.1	Unaudited pro forma condensed combined balance sheet as of December 31, 2008 and unaudited pro forma condensed combined statement of operations of the Registrant for the year ended December 31, 2008.

99.2	Consolidated balance sheets of Graystone Financial Corp. as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2008 and 2007 with independent registered public accountant’s report thereon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date: June 1, 2009	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Beard Miller Company LLP, Independent Registered Public Accountants.

99.1	Unaudited pro forma condensed combined balance sheet as of December 31, 2008 and unaudited pro forma condensed combined statement of operations of the Registrant for the year ended December 31, 2008.

99.2	Consolidated balance sheets of Graystone Financial Corp. as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2008 and 2007 with independent registered public accountant’s report thereon.